RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2017
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES
RATE-REGULATED BUSINESSES
TCPL's businesses that apply RRA currently include certain Canadian, U.S. and Mexico natural gas pipelines, and certain regulated U.S. natural gas storage operations. Rate-regulated businesses account for and report assets and liabilities consistent with the resulting economic impact of the regulators' established rates, provided the rates are designed to recover the costs of providing the regulated service and the competitive environment makes it probable that such rates can be charged and collected. Certain expenses and credits subject to utility regulation or rate determination that would otherwise be reflected in the statement of income are deferred on the balance sheet and are expected to be included in future service rates and recovered from or refunded to customers in subsequent years.
Canadian Regulated Operations
TCPL's Canadian natural gas pipelines are regulated by the NEB under the National Energy Board Act. The NEB regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems.
TCPL's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and return on capital as approved by the NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent actual costs and revenues are more or less than forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur. The Company's most significant regulated Canadian natural gas pipelines are described below.
NGTL System
The NGTL System’s 2017 and 2016 results reflect the terms of the 2016-2017 Revenue Requirement Settlement approved by the NEB in April 2016. This settlement includes an ROE of 10.1 per cent on 40 per cent deemed equity, a composite depreciation rate of approximately 3.16 per cent, a mechanism for sharing variances above and below a fixed annual operating, maintenance and administration (OM&A) cost amount and flow-through treatment of all other costs.
The NGTL System’s 2015 results reflect the terms of the 2015 Revenue Requirement Settlement. This one-year settlement included a 10.1 per cent ROE on deemed common equity of 40 per cent, a composite depreciation rate of approximately 3.1 per cent, a mechanism for sharing variances above and below a fixed annual OM&A cost amount and flow-through treatment of all other costs.
Canadian Mainline
The Canadian Mainline currently operates under the terms of the 2015-2030 Tolls Application approved in 2014 (the NEB 2014 Decision). The terms of the settlement include an ROE of 10.1 per cent on deemed common equity of 40 per cent, an incentive mechanism that has both upside and downside risk and a $20 million after-tax annual TCPL contribution to reduce the revenue requirement. Toll stabilization is achieved through the continued use of deferral accounts, namely the bridging amortization account and the long-term adjustment account (LTAA), to capture the surplus or shortfall between the Company's revenues and cost of service for each year over the six-year fixed toll term of the NEB 2014 Decision. As directed by the NEB, the Canadian Mainline filed an application for approval of 2018-2020 tolls on December 18, 2017.
U.S. Regulated Operations
TCPL's U.S. regulated natural gas pipelines, operate under the provisions of the Natural Gas Act of 1938, the Natural Gas Policy Act of 1978 (NGA) and the Energy Policy Act of 2005, and are subject to the jurisdiction of the FERC. The NGA grants the FERC authority over the construction and operation of pipelines and related facilities, including the regulation of tariffs which incorporates maximum and minimum rates for services and allows U.S. regulated natural gas pipelines to discount or negotiate rates on a non-discriminatory basis. The Company's most significant regulated U.S. natural gas pipelines, based on effective ownership and total operated pipe length, are described below.
Columbia Gas
Columbia Gas' natural gas transportation and storage services are provided under a tariff at rates subject to FERC approval. In 2013, the FERC approved a modernization settlement which provides for cost recovery and return on investment of up to
US$1.5 billion over a five-year period to modernize the Columbia Gas system to improve system integrity and enhance service reliability and flexibility. In March 2016, an extension of this settlement was approved by the FERC, which will allow for the cost recovery and return on additional expanded scope investment of US$1.1 billion over a three-year period through 2020.
ANR Pipeline Company
ANR Pipeline Company previously operated under rates established pursuant to a settlement approved by the FERC that was effective for all periods presented beginning in 1997 through July 31, 2016. Effective August 1, 2016, ANR Pipeline Company began operating under new rates pursuant to a FERC-approved rate settlement in September 2016. Under terms of the September 2016 settlement, neither ANR Pipeline Company nor the settling parties can file for new rates to become effective earlier than August 1, 2019. However, ANR Pipeline Company is required to file for new rates to be effective no later than August 1, 2022.
Great Lakes
On October 30, 2017, Great Lakes filed a rate settlement with FERC to satisfy its obligations from its previous 2013 rate settlement for new rates to be in effect by January 1, 2018 (2017 Great Lakes Settlement). The 2017 Great Lakes Settlement, if approved by FERC, will result in a decrease in Great Lakes' maximum transportation rates effective October 1, 2017. The 2017 Great Lakes Settlement does not contain any moratorium and Great Lakes will be required to file for new rates no later than March 31, 2022, with new rates to be effective October 1, 2022.
Columbia Gulf
Columbia Gulf’s natural gas transportation services are provided under a tariff at rates subject to FERC approval. In September 2016, the FERC issued an order approving an uncontested settlement following a FERC-initiated rate proceeding pursuant to section 5 of the NGA, which required a reduction in Columbia Gulf’s daily maximum recourse rate and addressed treatment of post-retirement benefits other than pensions, pension expense and regulatory expenses. The FERC order also requires Columbia Gulf to file a general rate case under section 4 of the NGA by January 31, 2020, for rates to take effect by August 1, 2020.
Mexico Regulated Operations
TCPL's Mexico natural gas pipelines operations are regulated by the CRE and operate in accordance with CRE-approved tariffs. The rates in effect on TCPL's Mexico natural gas pipelines were established based on CRE-approved contracts that provide for the recovery of costs of providing services.
Regulatory Assets and Liabilities

at December 31	2017	2016	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	967	861	n/a
Deferred income taxes – U.S. Tax Reform[2]	(27)	—	n/a
Operating and debt-service regulatory assets[3]	—	1	1
Pensions and other post-retirement benefits[1,4]	388	382	n/a
Foreign exchange on long-term debt[1,5]	—	37	1-12
Other	71	74	n/a
	1,399	1,355
Less: Current portion included in Other current assets (Note 7)	23	33
	1,376	1,322

Regulatory Liabilities
Operating and debt-service regulatory liabilities[3]	188	47	1
Pensions and other post-retirement benefits[4]	164	180	n/a
ANR related post-employment and retirement benefits other than pension[6]	66	141	n/a
Long term adjustment account[7]	1,142	659	46
Pipeline abandonment trust balance	825	541	n/a
Bridging amortization account[7]	202	451	13
Cost of removal[8]	216	226	n/a
Deferred income taxes	75	—	n/a
Deferred income taxes – U.S. Tax Reform[2]	1,659	—	n/a
Other	47	54	n/a
	4,584	2,299
Less: Current portion included in Accounts payable and other (Note 14)	263	178
	4,321	2,121

1
These regulatory assets are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets are not included in rate base and do not yield a return on investment during the recovery period.

2
These balances represent the impact of U.S. Tax Reform. The regulatory assets and regulatory liabilities will be amortized over varying terms that approximate the expected reversal of the underlying deferred tax assets and liabilities that gave rise to the regulatory assets and liabilities. See Note 16, Income taxes, for further information.

3
Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances approved by the regulatory authority for inclusion in determining tolls for the following calendar years.

4	These balances represent the regulatory offset to pension plan and other post-retirement obligations to the extent the amounts are expected to be collected from customers in future rates.

5
Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.

6
This balance represents the amount ANR estimates it would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved September 2016 rate settlement, $26 million (US$21 million) of the regulatory liability balance at December 31, 2017 (2016 – $46 million, US$34 million) which accumulated between January 2007 and July 2016 will be fully amortized at July 31, 2019. The remaining $40 million (US$32 million) balance accumulated prior to 2007 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.

7	These regulatory accounts are used to capture Canadian Mainline revenue and cost variances plus toll stabilization during the 2015-2030 settlement term.

8
This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated subsidiaries for future costs to be incurred.